--------------------------------------------------------------------------------
THE STRONG
SCHAFER VALUE FUND

ANNUAL REPORT o SEPTEMBER 30, 1997



                           [PHOTO OF FAMILY WALKING]

                                 [STRONG LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

--------------------------------------------------------------------------------
                                         [PICTURE OF FOLDER LABELED INVESTMENTS]
1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

--------------------------------------------------------------------------------
                                                              [PICTURE OF CLOCK]
2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

--------------------------------------------------------------------------------
                                 [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

--------------------------------------------------------------------------------
                                            [PICTURE OF MEMO REMINDER TO INVEST]
4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

--------------------------------------------------------------------------------
                                               [PICTURE OF GRAPH SLOPING UPWARD]
5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

--------------------------------------------------------------------------------
              [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

--------------------------------------------------------------------------------
                                                        [PICTURE OF DOLLAR SIGN]
7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

--------------------------------------------------------------------------------
                                                   [PICTURE OF MAGNIFYING GLASS]
8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

--------------------------------------------------------------------------------
THE STRONG
SCHAFER VALUE FUND

ANNUAL REPORT o SEPTEMBER 30, 1997



                                TABLE OF CONTENTS


INVESTMENT REVIEW
     The Strong Schafer Value Fund ........................................2

FINANCIAL INFORMATION
     Schedule of Investments ..............................................5

     Statement of Assets and Liabilities ..................................8

     Statement of Operations ..............................................8

     Statement of Changes in Net Assets ...................................9

     Notes to Financial Statements .......................................10

FINANCIAL HIGHLIGHTS .....................................................12

REPORT OF INDEPENDENT ACCOUNTANTS ........................................12

THE STRONG SCHAFER VALUE FUND


WE REMAIN FULLY COMMITTED TO THE VALUE INVESTMENT PHILOSOPHY THAT HAS GUIDED THE FUND SINCE ITS INCEPTION MORE THAN TEN YEARS AGO.

The Strong Schafer Value Fund invests in common stocks with the primary goal of long-term capital appreciation with current income being an important, but secondary, objective.


PERFORMANCE

For the fiscal year ended September 30, 1997, the Fund posted a gain of 47.5% compared with the 40.4% return of the S&P 500* for the same period. The S&P 500 Index is the benchmark against which the Fund is frequently measured.

During the first two quarters of the Fund's fiscal year, the stock market was turbulent, particularly in the weeks surrounding the Federal Reserve's March hike in the Fed Funds Rate. In keeping with the Fund's investment philosophy, we remained fully invested and, as a result, participated fully in the market swings--both up and down.

The market's performance over the last six months has been particularly strong. In the first part of the fiscal year investors favored larger, multinational companies. Because of their high valuation levels, we did not own many of these stocks. However, as the market finally broadened out in the second half of our fiscal year, the more attractively valued mid-sized companies began to participate. As we had added a number of more modestly valued mid-sized companies to the portfolio during the year, this helped the performance of the Fund.

The Fund has a fairly broadly diversified portfolio and, reflecting this diversity, each of the top five performing stocks for fiscal 1997 came from a different industry. The leading performers were Philips Electronics NV (electronics), Paine Webber Group (brokerage), Federal Express (air transportation), Cummins Engine (diesel engines) and Progressive Corporation (insurance).


A PATIENT, DISCIPLINED PROCESS

As we near the end of the second year of our strategic alliance with Strong Funds, we remain fully committed to the value investment philosophy that has guided the Fund since its inception more than ten years ago. We continue our search for stocks whose P/E multiples are less than that of the average S&P 500 stock, but whose earnings per share growth prospects over the next several years are superior to those of the S&P Index. Simply stated, we are looking for above-average growth at a discounted price. Another important feature of our investment philosophy is the equal weighting of stocks in the portfolio. Currently we own about 55 stocks and each new portfolio holding is given an initial weighting of about 1.8% of the total assets of the Fund.

Our disciplined buy-and-sell process also has resulted in a lower turnover of securities within the Fund--less than 23% for the 12-month period. In fact, more than half of the securities were held in the portfolio for the entire year.

GROWTH OF THE FUND

The Schafer Value Fund's assets have grown significantly over the last fiscal year. We invest these new assets in keeping with our disciplined approach. To maintain equally weighted holdings in the portfolio, we may use daily inflows of cash to add to our current positions in stocks that are slightly underweighted--as long as we think they're still a good value. If the fundamentals are right, we will also invest in new stocks when the earnings prospects are compelling and the valuations attractive.


OUTLOOK

The table on the following page demonstrates that we continue to find stocks that meet our investment criteria. You'll see that the Fund's price/earnings ratio was 13.6 times our estimate of 1997 earnings--significantly below the S&P 500's estimated P/E of 20.4. We believe the Fund's holdings will show earnings-per-share growth of more than 14% in 1998, while the consensus estimate of earnings growth for the S&P 500 during the same period is slightly more than 7%.

[PHOTO OF DAVID K. SCHAFER]

Thank you for your investment in the Strong Schafer Value Fund. We appreciate your confidence in our investment approach.

Sincerely,

/s/David K. Schafer

David K. Schafer
Portfolio Manager
Strong Schafer Value Fund, Inc.



================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 9-30-87 to 9-30-97
================================================================================

[GRAPH]
                                                        Lipper Growth
             THE STRONG SCHAFER       S & P 500           and Income
                 VALUE FUND             Index*           Funds Index*

9-87              10,000                10,000              10,000
12-87              7,348                 7,747               8,014
12-88              8,670                 9,034               9,485
12-89             11,275                11,897              11,736
12-90             10,140                11,527              11,033
12-91             14,289                15,039              14,095
12-92             16,957                16,185              15,453
12-93             21,023                17,816              17,712
12-94             20,124                18,052              17,638
12-95             26,996                24,835              23,131
12-96             33,250                30,537              27,917
9-97              43,854                39,585              35,073


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made on 9-30-87, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth & Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares in the Fund.

================================================================================

                                               =================================
                                                         AVERAGE ANNUAL
                                                         TOTAL RETURNS
                                               =================================
                                                         As of 9-30-97

                                                        1-year     47.46%

                                                        5-year     23.00%

                                                       10-year     15.93%

                                               Since Inception     17.38%
                                                 (on 10-22-85)
                                               =================================



--------------------------------------------------------------------------------

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth & Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

===================================================================================================================================
           PORTFOLIO HOLDINGS, EARNINGS PER SHARE ESTIMATES, AND PRICE/EARNINGS RATIOS AS OF 11-7-97 (UNAUDITED)
===================================================================================================================================

                                                   CLOSING PRICE              EARNINGS PER SHARE               PRICE/EARNINGS RATIO
SECURITY                                             (11-7-97)           1996A       1997E      1998E            1997E       1998E
Northeast Utilities                                    11  15/16        -0.40       -0.40        1.80           -29.8         6.6
 ..................................................................................................................................
LaSalle Re Holdings                                    32  7/8           4.50        5.30        4.75             6.2         6.9
 ..................................................................................................................................
General Motors                                         64  7/16          6.10        7.74        8.10             8.3         8.0
 ..................................................................................................................................
Cleveland-Cliffs                                       43  3/16          5.16        4.40        5.21             9.8         8.3
 ..................................................................................................................................
Singer Co NV                                           13  1/4           1.65        1.25        1.55            10.6         8.5
 ..................................................................................................................................
Ford Motor                                             45  1/16          3.50        5.18        5.06             8.7         8.9
 ..................................................................................................................................
Owens Corning                                          34  1/16          4.65        3.75        3.75             9.1         9.1
 ..................................................................................................................................
Partner Re Ltd                                         41  3/4           4.41        4.35        4.50             9.6         9.3
 ..................................................................................................................................
UCAR International                                     38  9/16          3.00        3.45        4.00            11.2         9.6
 ..................................................................................................................................
Cummins Engine                                         61  1/16          3.90        5.50        6.25            11.1         9.8
 ..................................................................................................................................
IBP Corporation                                        23  1/16          2.06        2.20        2.35            10.5         9.8
 ..................................................................................................................................
Ultramar Diamond                                       30  1/2           2.40        2.25        3.05            13.6        10.0
 ..................................................................................................................................
Harnischfeger                                          38  1/4           2.40        2.90        3.80            13.2        10.1
 ..................................................................................................................................
Tektronix                                              40  13/16         3.00        3.48        4.00            11.7        10.2
 ..................................................................................................................................
National Bank of Canada                                21                1.65        1.80        2.00            11.7        10.5
 ..................................................................................................................................
PACCAR, Inc.                                           47  3/16          5.17        3.90        4.50            12.1        10.5
 ..................................................................................................................................
Borg Warner Auto                                       53  5/16          3.27        4.88        5.00            10.9        10.7
 ..................................................................................................................................
Champion Enterprises                                   16  3/4           1.43        1.38        1.55            12.1        10.8
 ..................................................................................................................................
New Holland                                            28  9/16          1.50        2.25        2.60            12.7        11.0
 ..................................................................................................................................
Lafarge Corp                                           30  5/8           1.90        2.54        2.76            12.1        11.1
 ..................................................................................................................................
Armstrong World                                        65  7/16          5.05        5.28        5.80            12.4        11.3
 ..................................................................................................................................
Asia Pulp & Paper                                      12  3/4           0.15        0.65        1.10            19.6        11.6
 ..................................................................................................................................
Burlington Industries                                  15  1/8           1.10        1.15        1.30            13.2        11.6
 ..................................................................................................................................
Goodyear Tire & Rubber                                 61  1/4           4.45        4.80        5.30            12.8        11.6
 ..................................................................................................................................
Old Republic International                             35  13/16         2.33        2.78        3.08            12.9        11.6
 ..................................................................................................................................
Carpenter Tech                                         47  15/16         3.55        3.12        4.00            15.4        12.0
 ..................................................................................................................................
Chase Manhattan                                       116  5/8           6.95        8.53        9.75            13.7        12.0
 ..................................................................................................................................
Phillips NV                                            77  7/8           4.15        4.50        6.35            17.3        12.3
 ..................................................................................................................................
W.R. Berkely                                           40  3/8           2.40        2.87        3.27            14.1        12.3
 ..................................................................................................................................
Arrow Electronics                                      29  3/4           1.97        2.05        2.40            14.5        12.4
 ..................................................................................................................................
Southdown                                              55  1/8           3.05        3.75        4.30            14.7        12.8
 ..................................................................................................................................
Burlington Northern                                    93  3/4           5.70        6.05        7.25            15.5        12.9
 ..................................................................................................................................
YPF Sociedad                                           31  1/2           2.31        2.31        2.45            13.6        12.9
 ..................................................................................................................................
Citicorp                                              127  1/4           7.50        8.47        9.75            15.0        13.1
 ..................................................................................................................................
Key Corporation                                        61  3/4           3.75        4.20        4.70            14.7        13.1
 ..................................................................................................................................
Phillips Petroleum                                     49  5/8           3.39        3.66        3.79            13.6        13.1
 ..................................................................................................................................
Avnet                                                  63  3/4           4.31        4.23        4.75            15.1        13.4
 ..................................................................................................................................
Western Resources                                      36                2.60        2.56        2.68            14.1        13.4
 ..................................................................................................................................
Cyprus Ama                                             20  5/16          1.50        1.72        1.50            11.8        13.5
 ..................................................................................................................................
GTE Corporation                                        42  5/16          2.89        2.93        3.10            14.4        13.6
 ..................................................................................................................................
Philip Services                                        16  1/16          0.51        0.85        1.17            18.9        13.7
 ..................................................................................................................................
Morgan Dean Witter                                     54  1/8           5.95        3.70        3.92            14.6        13.8
 ..................................................................................................................................
Harman International                                   53  5/8           3.16        2.90        3.80            18.5        14.1
 ..................................................................................................................................
Paine Webber                                           46  9/16          3.40        3.44        3.19            13.5        14.6
 ..................................................................................................................................
Storage Technology                                     61  5/16          3.15        3.65        4.17            16.8        14.7
 ..................................................................................................................................
SBC Communications                                     63  1/2           3.45        3.70        4.15            17.2        15.3
 ..................................................................................................................................
May Department Stores                                  53  15/16         3.10        3.15        3.50            17.1        15.4
 ..................................................................................................................................
Atlantic Richfield                                     80  9/16          5.13        4.98        5.21            16.2        15.5
 ..................................................................................................................................
Federal Express                                        66  11/16         2.70        3.50        4.23            19.1        15.8
 ..................................................................................................................................
Mellon Bank                                            50  11/16         2.58        2.90        3.20            17.5        15.8
 ..................................................................................................................................
Repsol                                                 42  5/16         -0.51        2.28        2.67            18.6        15.8
 ..................................................................................................................................
Electronic Data Systems                                37  3/8           0.84        1.87        2.23            20.0        16.8
 ..................................................................................................................................
Reading & Bates                                        43  3/4           1.13        1.52        2.50            28.8        17.5
 ..................................................................................................................................
Progressive Corporation                               103  7/16          4.10        4.60        5.70            22.5        18.1
 ..................................................................................................................................
Northern Trust                                         60  1/8           2.20        2.60        3.20            23.1        18.8
                                                                                                                 ----------------
S&P 500 INDEX                                         920.03                        45.17       48.45            20.4        19.0
STRONG SCHAFER VALUE FUND
   PORTFOLIO AVERAGES                                                                                            13.6        12.4

A=ACTUAL   E=ESTIMATE


SCHEDULE OF INVESTMENTS                                                                                        September 30, 1997
---------------------------------------------------------------------------------------------------------------------------------
                                                                   SHARES OR                   UNIT
                                                                   PRINCIPAL     AVERAGE      MARKET                    MARKET
 SECURITY                                                           AMOUNT      UNIT COST      VALUE      % CHANGE       VALUE
---------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 99.0%
 AGRICULTURAL EQUIPMENT 1.7%
 New Holland N.V.                                                  771,000        $21.46      $ 29.50       37.47%  $ 22,744,500

 AIR TRANSPORT 2.1%
 Federal Express Corporation (b)                                   344,000         38.50        80.00      107.79%    27,520,000

 APPAREL MANUFACTURING 1.6%
 Burlington Industries, Inc. (b)                                 1,515,400         12.22        14.00       14.57%    21,215,600

 AUTO & TRUCK PARTS 5.3%
 Borg-Warner Automotive, Inc.                                      406,200         32.74        56.88       73.73%    23,102,625
 Cummins Engine Company, Inc.                                      318,200         42.79        78.06       82.43%    24,839,488
 The Goodyear Tire & Rubber Company                                310,000         47.65        68.75       44.28%    21,312,500
                                                                                                                   -------------
                                                                                                                      69,254,613
 AUTOMOBILE & TRUCKS 7.1%
 Chrysler Corporation                                              598,500         28.93        36.81       27.24%    22,032,281
 Ford Motor Company                                                503,200         33.36        45.25       35.64%    22,769,800
 General Motors Corporation                                        353,600         56.07        66.94       19.39%    23,669,100
 PACCAR, Inc.                                                      452,600         41.84        56.00       33.84%    25,345,600
                                                                                                                   -------------
                                                                                                                      93,816,781
 BANKS 10.4%
 The Chase Manhattan Corporation                                   204,000         80.87       118.00       45.91%    24,072,000
 Citicorp                                                          157,100         96.34       133.94       39.03%    21,041,581
 KeyCorp                                                           365,000         41.59        63.63       52.99%    23,223,125
 Mellon Bank Corporation                                           420,300         26.46        54.75      106.92%    23,011,425
 National Bank of Canada                                         1,501,000         10.75        14.02       30.42%    21,039,008
 Northern Trust Company                                            410,000         39.40        59.13       50.08%    24,241,250
                                                                                                                   -------------
                                                                                                                     136,628,389
 BROKERAGE 3.6%
 Morgan Stanley, Dean Witter, Discover & Company                   443,190         38.80        54.06       39.33%    23,959,959
 Paine Webber Group, Inc.                                          504,200         20.57        46.56      126.35%    23,476,812
                                                                                                                   -------------
                                                                                                                      47,436,771
 BUILDING MATERIALS 5.7%
 Lafarge Corporation                                               802,000         21.02        32.25       53.43%    25,864,500
 Owens Corning                                                     630,000         39.19        36.50       -6.86%    22,995,000
 Southdown, Inc.                                                   489,000         35.97        54.63       51.88%    26,711,625
                                                                                                                   -------------
                                                                                                                      75,571,125
 COMPUTER EQUIPMENT & SERVICE 3.3%
 Electronic Data Systems Corporation                               635,000         36.51        35.50       -2.77%    22,542,500
 Storage Technology Corporation (b)                                450,300         39.05        47.81       22.43%    21,529,969
                                                                                                                   -------------
                                                                                                                      44,072,469
 ELECTRIC UTILITIES 3.4%
 Northeast Utilities                                             2,400,000         10.59         9.63       -9.11%    23,100,000
 Western Resources, Inc.                                           635,800         34.32        34.31       -0.03%    21,815,888
                                                                                                                   -------------
                                                                                                                      44,915,888
 ELECTRONIC EQUIPMENT & DISTRIBUTION 7.4%
 Arrow Electronics, Inc. (b)                                       390,000         57.96        58.00        0.07%    22,620,000
 Avnet, Inc.                                                       366,000         50.43        63.56       26.04%    23,263,875
 Philips Electronics NV ADR                                        352,500         37.16        84.00      126.05%    29,610,000
 Tektronix, Inc.                                                   330,300         40.52        67.44       66.44%    22,274,606
                                                                                                                   -------------
                                                                                                                      97,768,481
 FOOD 1.8%
 IBP, Inc.                                                         993,800         24.77        23.63       -4.60%    23,478,525

 HOUSING RELATED 7.4%
 Armstrong World Industries, Inc.                                  336,000         68.81        67.06       -2.54%    22,533,000
 Champion Enterprises, Inc. (b)                                  1,353,800         16.83        19.13       13.67%    25,891,425
 Harman International Industries, Inc.                             577,000         38.05        50.06       31.56%    28,886,063
 Singer Company NV                                               1,163,200         18.37        17.19       -6.42%    19,992,500
                                                                                                                   -------------
                                                                                                                      97,302,988
 INSURANCE 8.2%
 W.R. Berkley Corporation                                          507,600         29.33        43.06       46.81%    21,858,525
 LaSalle Re Holdings, Ltd.                                         653,700         24.36        35.13       44.21%    22,961,212
 Old Republic International Corporation                            640,300         21.28        39.00       83.27%    24,971,700
 Partners RE, Ltd. ADR                                             259,100         32.96        43.06       30.64%    11,157,494
 The Progressive Corporation                                       245,800         46.27       107.13      131.53%    26,331,325
                                                                                                                   -------------
                                                                                                                     107,280,256

                                            See notes to financial statements.

                                                                                                                               5


SCHEDULE OF INVESTMENTS (continued)                                                                            September 30, 1997
---------------------------------------------------------------------------------------------------------------------------------
                                                                   SHARES OR                   UNIT
                                                                   PRINCIPAL     AVERAGE      MARKET                    MARKET
 SECURITY                                                           AMOUNT      UNIT COST      VALUE      % CHANGE       VALUE
---------------------------------------------------------------------------------------------------------------------------------
 MACHINERY 1.9%
 Harnischfeger Industries, Inc.                                    575,000        $41.43       $42.75        3.19% $  24,581,250

 METALS & MINING 6.7%
 Carpenter Technology Corporation                                  416,000         33.68        49.50       46.97%    20,592,000
 Cleveland-Cliffs, Inc.                                            500,300         42.69        43.63        2.20%    21,825,587
 Cyprus Amax Minerals Company                                      940,000         24.74        24.00       -2.99%    22,560,000
 UCAR International, Inc. (b)                                      489,000         40.44        47.75       18.08%    23,349,750
                                                                                                                   -------------
                                                                                                                      88,327,337
 OIL 8.9%
 Atlantic Richfield Company                                        303,000         61.98        85.44       37.85%    25,887,563
 Phillips Petroleum Company                                        451,000         48.48        51.63        6.50%    23,282,875
 Repsol S.A. Sponsored ADR                                         527,000         41.76        43.38        3.88%    22,858,625
 Ultramar Diamond Shamrock Corporation                             626,500         28.23        32.31       14.45%    20,243,781
 YPF Sociedad Anonima ADR                                          683,300         23.08        36.88       59.79%    25,196,687
                                                                                                                   -------------
                                                                                                                     117,469,531
 OIL WELL EQUIPMENT & SERVICE 2.6%
 Reading & Bates Corporation (b)                                   816,000         23.64        41.56       75.80%    33,915,000

 PAPER & FOREST PRODUCTS 1.6%
 Asia Pulp & Paper Company, Ltd. ADR                             1,369,500         10.90        15.69       43.94%    21,484,031

 POLLUTION CONTROL 1.6%
 Philip Services Corporation (b)                                 1,170,000         18.69        18.25       -2.35%    21,352,500

 RAILROAD 1.6%
 Burlington Northern Santa Fe Corporation                          217,800         82.20        96.63       17.55%    21,044,925

 RETAIL - DEPARTMENT STORE 1.7%
 The May Department Stores Company                                 411,100         42.69        54.50       27.66%    22,404,950

 TELECOMMUNICATIONS 3.4%
 AT&T Corporation                                                  559,100         35.39        44.31       25.20%    24,775,119
 SBC Communications, Inc.                                          326,600         52.34        61.38       17.27%    20,045,075
                                                                                                                   -------------
                                                                                                                      44,820,194
                                                                                                                   -------------
 TOTAL COMMON STOCKS (COST $1,000,252,697)                                                                         1,304,406,104

 SHORT-TERM INVESTMENTS (a) 1.8%
 COMMERCIAL PAPER
 INTEREST BEARING 1.7%
 Ford Motor Credit, 5.85%, Due 10/02/97                         $7,200,000                                             7,200,000
 General Electric Capital Corporation:
  5.56%, Due 10/02/97                                            5,000,000                                             5,000,000
  5.56%, Due 10/07/97                                            2,500,000                                             2,500,000
 Prudential Funding Corporation:
  5.54%, Due 10/06/97                                            3,900,000                                             3,900,000
  5.58%, Due 10/03/97                                            4,000,000                                             4,000,000
                                                                                                                   -------------
                                                                                                                      22,600,000
 INTEREST BEARING, DUE UPON DEMAND 0.1%
 American Family Financial Services, Inc., 5.16%                    80,936                                                80,936
 General Mills, Inc., 5.13%                                        156,680                                               156,680
 Johnson Controls, Inc., 5.17%                                     829,432                                               829,432
 Pitney Bowes Credit Corporation, 5.14%                             92,842                                                92,842
 Wisconsin Electric Power Company, 5.19%                            92,879                                                92,879
                                                                                                                   -------------
                                                                                                                       1,252,769
                                                                                                                   -------------
 TOTAL SHORT-TERM INVESTMENTS (COST $23,852,769)                                                                      23,852,769
                                                                                                                   -------------
 TOTAL INVESTMENTS IN SECURITIES 100.8% (COST $1,024,105,466)                                                      1,328,258,873
 Other Assets & Liabilities, Net (0.8%)                                                                              (10,740,245)
                                                                                                                   -------------
 NET ASSETS 100.0%                                                                                                $1,317,518,628
                                                                                                                  ==============


                                            See notes to financial statements.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                               PERCENTAGE OF
 COUNTRY DIVERSIFICATION                                        NET ASSETS
 -------------------------------------------------------------------------------

 United States ..................................................  86.0%
 Netherlands ....................................................   4.0%
 Canada .........................................................   3.2%
 Argentina ......................................................   1.9%
 Spain ..........................................................   1.7%
 Singapore ......................................................   1.6%
 Hong Kong ......................................................   1.5%
 Bermuda ........................................................   0.9%
 Other Assets & Liabilities, Net ................................  (0.8%)
                                                                  ------
 Total .......................................................... 100.0%
                                                                  ======



LEGEND
------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.




                       See notes to financial statements.


STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------
September 30, 1997

ASSETS:
   Investments in Securities, at Market Value (Cost of $1,024,105,466)         $1,328,258,873
   Receivable from Brokers for Securities Sold                                        590,286
   Dividends and Interest Receivable                                                1,079,141
   Receivable from Fund Shares Sold                                                   991,410
   Other Assets                                                                         2,584
                                                                               --------------
   Total Assets                                                                 1,330,922,294
LIABILITIES:
   Payable to Brokers for Securities Purchased                                     11,912,077
   Due to Investment Advisor                                                          984,356
   Payable for Fund Shares Redeemed                                                    80,502
   Accrued Operating Expenses and Other Liabilities                                   426,731
                                                                               --------------
   Total Liabilities                                                               13,403,666
                                                                               --------------
NET ASSETS                                                                     $1,317,518,628
                                                                               ==============
NET ASSETS CONSIST OF:
   Capital Stock (250,000,000 shares authorized, $.10 par value)               $    1,957,974
   Paid-in Capital                                                                977,212,891
   Undistributed Net Investment Income                                              4,514,155
   Undistributed Net Realized Gains                                                29,679,234
   Net Unrealized Appreciation                                                    304,154,374
                                                                               --------------
   Net Assets                                                                  $1,317,518,628
                                                                               ==============

Capital Shares Outstanding                                                         19,579,738

NET ASSET VALUE PER SHARE                                                              $67.29
                                                                                       ======



STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------
For the Year Ended September 30, 1997

INCOME:
   Dividends                                                          $ 14,671,551
   Interest                                                              1,120,392
                                                                      ------------
   Total Income                                                         15,791,943
EXPENSES:
   Investment Advisory Fees                                              7,583,633
   Custodian Fees                                                           36,980
   Shareholder Servicing Costs                                           1,126,895
   Federal and State Registration Fees                                     236,900
   Other                                                                   339,757
                                                                      ------------
   Total Expenses                                                        9,324,165
                                                                      ------------
NET INVESTMENT INCOME                                                    6,467,778

REALIZED AND UNREALIZED GAIN:
   Net Realized Gain on Investments                                     33,191,786
   Change in Unrealized Appreciation/Depreciation on Investments       266,090,855
                                                                      ------------
NET GAIN                                                               299,282,641
                                                                      ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $305,750,419
                                                                      ============



                               See notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------

                                                                 YEAR ENDED           YEAR ENDED
                                                               SEPT. 30, 1997       SEPT. 30, 1996
                                                               --------------       --------------
OPERATIONS:
   Net Investment Income                                       $    6,467,778        $  3,250,896
   Net Realized Gain                                               33,191,786          10,300,245
   Change in Unrealized Appreciation/Depreciation                 266,090,855          18,447,604
                                                               --------------        ------------
   Increase in Net Assets Resulting from Operations               305,750,419          31,998,745

DISTRIBUTIONS:
   From Net Investment Income                                      (4,149,409)         (1,590,270)
   From Net Realized Gain on Investments                          (13,812,350)         (5,314,873)
                                                               --------------        ------------
   Total Distributions                                            (17,961,759)         (6,905,143)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                      856,205,901         270,574,644
   Proceeds from Reinvestment of Dividends                         17,495,106           6,479,401
   Payment for Shares Redeemed                                   (233,352,907)        (76,034,374)
                                                               --------------        ------------
   Increase in Net Assets from Capital Share Transactions         640,348,100         201,019,671
                                                               --------------        ------------
TOTAL INCREASE IN NET ASSETS                                      928,136,760         226,113,273

NET ASSETS:
   Beginning of Year                                              389,381,868         163,268,595
                                                               --------------        ------------
   End of Year                                                 $1,317,518,628        $389,381,868
                                                               ==============        ============

TRANSACTIONS IN SHARES OF THE FUND:
    Sold                                                           15,163,183           6,009,482
    Issued in Reinvestment of Dividends                               340,173             151,671
    Redeemed                                                       (4,159,413)         (1,681,871)
                                                                   ----------          ----------
    Net Increase                                                   11,343,943           4,479,282
                                                                   ==========          ==========


                                            See notes to financial statements.


                                                                                                9

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 1997

1.   ORGANIZATION
     Strong Schafer Value Fund, Inc. (the "Fund"), formerly known as Schafer Value Fund, Inc. (see Note 4), was incorporated under the laws of the State of Maryland on August 12, 1985, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Securities for which market quotations are not readily available, when held by the Funds, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds and are calculated on a first-in, first-out basis.

     (D) Additional Investment Risk -- The Fund has short-term investments which are unsecured nonnegotiable instruments. These instruments are rated at least A1 by Standard & Poor's. However, the Fund may be susceptible to credit risk with respect to these securities to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

     (E) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     (F) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (G) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

--------------------------------------------------------------------------------


3.   RELATED PARTY TRANSACTIONS
     Schafer Capital Management, Inc. (the "Advisor") provides the Fund with management and investment advisory services. The Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund, the Advisor is responsible for the management of the Fund's portfolio. The Advisor is obligated to perform certain administrative and management services for the Fund, except to the extent these services are provided by any custodian, transfer agent, registrar or administrator hired by the Fund, and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. The current agreement provides for a monthly fee computed at an annual rate of 1.0% of the Fund's average daily net assets.

     Unaffiliated Directors' Fees paid during the year were $4,500.

4.   ALLIANCE WITH STRONG
     In January 1996, the Advisor formed an alliance with Strong Capital Management, Inc. ("Strong") and the Fund changed its name to the Strong Schafer Value Fund, Inc. Strong provides fund accounting services and shareholder recordkeeping and related services to the Fund. Fund accounting service fees are contractually established based upon the net assets of the Fund. Shareholder recordkeeping and related service fees are based upon contractually established rates for each open and closed shareholder account. In addition, Strong is compensated for certain other services related to costs incurred for reports to shareholders. Other shareholder servicing expenses paid to Strong for the year ended September 30, 1997 were $9,677.

     Pursuant to a distribution agreement, an indirect subsidiary of Strong, Strong Funds Distributors, Inc., has agreed to act at the request of the Fund and the Advisor as the Fund's agent to effect the distribution of the Fund's shares. No expenses are incurred by the Fund with respect to this agreement.

     On September 7, 1997, the Advisor and Strong entered into a Limited Liability Company Agreement (the "LLC Agreement") forming Strong Schafer Capital Management, L.L.C.(the "LLC"). The LLC Agreement contemplates that the Advisor, subject to obtaining necessary regulatory approvals, including without limitation approval of the Fund's shareholders, will cause the LLC to become the investment advisor to the Fund. The LLC Agreement further provides that each of the Advisor and Strong shall be members of the LLC, with the Advisor as the managing member, and grants to Strong an option pursuant to which Strong may purchase the Advisor's interest in the LLC which is first exercisable on January 10, 2001, or earlier in the event of certain other circumstances.

     These changes will not affect the current investment approach or philosophy outlined in the Fund's Prospectus. The Advisor, through its sole portfolio manager and controlling person, David K. Schafer, will continue in its role as the Fund's investment manager in which it has served since the Fund's inception. As managing member of the LLC, the Advisor will perform all obligations of the LLC under the proposed new investment advisory arrangement between the Fund and the LLC. Moreover, the investment advisory fee rate payable by the Fund to the LLC under the new investment advisory arrangement are expected to remain the same.

5.   INVESTMENT TRANSACTIONS
     Purchases and proceeds from sales of investment securities (excluding cash equivalents) during the year ended September 30, 1997 were $791,582,873 and $168,359,740, respectively.


6.   INCOME TAX INFORMATION
     At  September  30,  1997,   the  investment   cost  and  gross   unrealized
     appreciation and depreciation on investments for federal income tax purposes were as follows:

     Aggregate Investment Cost                              $1,024,361,773
     Aggregate Unrealized:
       Appreciation                                         $  315,293,099
       Depreciation                                            (11,395,999)
                                                            --------------
                                                            $  303,897,100
                                                            ==============

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 1997 which is designated as qualifying for the dividends-received deduction is 100%.



FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------



                                SELECTED PER-SHARE DATA(a)
---------------------------------------------------------------------------------------------------------------------------
                               INCOME FROM INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
                             -------------------------------------  -----------------------------------
                                         Net Realized
                  Net Asset             and Unrealized     Total                                         Net Asset
                    Value,      Net          Gains         from      From Net   From Net                   Value,
                  Beginning  Investment       on        Investment  Investment  Realized      Total        End of
                  of Period    Income     Investments   Operations    Income      Gains   Distributions    Period

Sept. 30, 1997     $47.28     $0.39         $21.48        $21.87     ($0.43)    ($1.43)     ($1.86)       $67.29
Sept. 30, 1996      43.46      0.47           5.00          5.47      (0.38)     (1.27)      (1.65)        47.28
Sept. 30, 1995      36.54      0.36           8.53          8.89      (0.33)     (1.64)      (1.97)        43.46
Sept. 30, 1994      36.21      0.26           1.34          1.60      (0.19)     (1.08)      (1.27)        36.54
Sept. 30, 1993      31.59      0.28           8.00          8.28      (0.39)     (3.27)      (3.66)        36.21


FINANCIAL HIGHLIGHTS (Continued)
--------------------------------

                                         RATIOS AND SUPPLEMENTAL DATA
                  ---------------------------------------------------------------------
                               Net                  Ratio of Net
                             Assets,     Ratio of    Investment                Average
                             End of      Expenses      Income     Portfolio  Commission
                  Total    Period (In   to Average   to Average    Turnover     Rate
                  Return   Thousands)   Net Assets   Net Assets      Rate      Paid(b)

Sept. 30, 1997    +47.5%   $1,317,519      1.2%         0.8%        22.5%      $0.0639
Sept. 30, 1996    +13.0%      389,382      1.3%         1.2%        17.8%       0.0697
Sept. 30, 1995    +26.0%      163,269      1.3%         1.2%        33.2%
Sept. 30, 1994     +4.4%       68,399      1.5%         1.0%        28.5%
Sept. 30, 1993    +28.4%       21,403      1.7%         0.8%        33.3%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.




REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Schafer Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Strong Schafer Value Fund, Inc., including the schedule of investments, as of September 30, 1997, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended September 30, 1995 were audited by other auditors, whose report dated October 27, 1995 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Schafer Value Fund, Inc. as of September 30, 1997, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
November 4, 1997

SHAREHOLDER PRIVILEGES*


                                  STRONG FUNDS
-----------------------------[PICTURE OF TELEPHONE]-----------------------------
                                24-HOUR SERVICES

TELEPHONE PURCHASE
Make additional investments into any Strong Fund by calling us toll-free at 1-800-368-3863.

TELEPHONE EXCHANGE
If your financial goals change, you can exchange your investments between any of the Strong Funds.

TELEPHONE REDEMPTION
You can call toll-free to redeem your mutual fund shares at any time. Your shares will be redeemed no later than the close of the next business day.

AUTOMATIC INVESTMENT PLAN
This plan allows you to set up regular transfers from your bank checking or NOW account to your Strong Funds account.

PAYROLL DIRECT DEPOSIT PLAN
You can automatically transfer all or a portion of your net pay at each pay period. This eliminates the delay of depositing paychecks to your bank and then sending a check through the mail to Strong Funds.

AUTOMATIC EXCHANGE PLAN
This plan allows you to exchange money from one Strong Fund to another. For example, you may want to set up automatic exchanges from a money market fund to an equity fund.


    FOR MORE INFORMATION ABOUT THESE PRIVILEGES, CALL US AT 1-800-368-3863.


To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Please call 1-800-368-3863 if you wish to receive additional copies, free of charge.

*Each Fund reserves the right to terminate or modify any of these privileges.

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                              www.strong-funds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                    Strong Funds Distributors, Inc. 6422K97              97ASVAL